Goodwill	12 Months Ended
Mar. 31, 2017
Goodwill
Goodwill

16.   Goodwill

Changes in the carrying amount of goodwill by segment for the years ended March 31, 2016 and 2017 were as follows:

	Core commerce	Cloud computing	Digital media and entertainment	Innovation initiatives and others	Total
	(in millions of RMB)
Balance as of April 1, 2015	16,297	368	20,498	4,770	41,933
Additions	49,926	—	797	—	50,723
Deconsolidation of a subsidiary (Note 4(j))	—	—	(10,556)	—	(10,556)
Impairment	—	—	(361)	(94)	(455)

Balance as of March 31, 2016	66,223	368	10,378	4,676	81,645
Additions	13,298	—	30,110	—	43,408
Foreign currency translation adjustments	334	—	33	—	367

Balance as of March 31, 2017	79,855	368	40,521	4,676	125,420

Gross goodwill balances were RMB85,095 million and RMB128,870 million as of March 31, 2016 and 2017, respectively. Accumulated impairment losses were RMB3,450 million and RMB3,450 million as of the same dates, respectively.

In the annual goodwill impairment assessment, the Company concluded that the carrying amounts of certain reporting units exceeded their respective fair values and recorded impairment losses of RMB175 million, RMB455 million and nil during the years ended March 31, 2015, 2016 and 2017, respectively. The impairment losses were resulted from a revision of long-term financial outlook and the change in business model of those reporting units. The impairment loss was determined by comparing the carrying amounts of goodwill associated with the reporting units with their respective implied fair values of the goodwill. The goodwill impairment is presented as an unallocated item in the segment information (Note 26) because the CODM of the Company does not consider this as part of the segment operating performance measure.